UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	CSR -PRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.
On September 2, 2021, Centerspace, a North Dakota real estate investment trust (the "Company"), filed a Current Report on Form 8-K (the "Original Report") reporting the completion on September 1, 2021 of the acquisition by Centerspace, LP, a North Dakota limited partnership and operating partnership of the Company (the "Partnership"), of certain real estate assets managed by KMS Management. In the Original Report, the Company indicated that it would amend the Original Report at a later date to include the financial information required by Item 9.01(a) and (b) of Form 8-K.
This Current Report on Form 8-K/A (this "Current Report") amends the Original Report to include the financial information required by Item 9.01(a) and (b) of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Real Estate Property Acquired.
The financial statements required by this item are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference.
(b) Pro Forma Financial Information
The pro forma financial information required by this item is filed as Exhibit 99.2 to this Current Report and incorporated herein by reference.
(d) Exhibits

Exhibit
Number	Description
99.1
Financial Statements of Real Estate Property Acquired - KMS portfolio
Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2021 (unaudited) and for the Year Ended December 31, 2020

99.2
Pro Forma Condensed Consolidated Financial Information - Centerspace
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2021 (unaudited)
Notes to the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2021 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2021 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations of the Year Ended December 30, 2020 (unaudited)
Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020 (unaudited)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Date: November 12, 2021		President and Chief Executive Officer